Filed under Rule 497(a)(1)

File No. 333-206692

Rule 482 ad

AT THE COMPANY:	AT ZLOKOWER COMPANY

Medallion Financial Corp.	Public Relations
437 Madison Avenue	Harry Zlokower/Dave Closs
New York, New York 10022	1-212-863-4193

Andrew M. Murstein, President
Larry D. Hall, CFO
1-212-328-2100
1-877-MEDALLION

FOR IMMEDIATE RELEASE:

MEDALLION FINANCIAL CORP. ANNOUNCES COMMENCEMENT OF

PUBLIC OFFERING OF $25 MILLION OF CONVERTIBLE NOTES DUE 2021

NEW YORK, NY, March 30, 2016 – Medallion Financial Corp. (NASDAQ: TAXI), a specialty finance company that originates and services loans in various niche industries (the “Company”), announced today that it intends to offer $25 million in aggregate principal amount of unsecured convertible notes due 2021 (the “Notes”). Keefe, Bruyette & Woods, Inc. and Sandler O’Neill & Partners, L.P. are acting as joint bookrunning managers in this offering.

The Notes will mature on April 15, 2021, unless previously converted or redeemed in accordance with their terms. The Notes will be convertible into shares of the Company’s common stock at the option of holders at a conversion rate to be determined. The interest rate, conversion rate and other terms of the Notes will be determined at the time of pricing of the offering.

The Notes will rank senior in right of payment to any of the Company’s indebtedness that is expressly subordinated in right of payment to the Notes, including the Company’s Fixed/Floating Rate Junior Subordinated Notes issued on June 7, 2007; equal in right of payment to any of the Company’s unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness to the extent of the value of the assets securing such indebtedness; and structurally junior to all indebtedness and other liabilities (including trade payables) of the Company’s subsidiaries.

The Company may not redeem the Notes prior to April 15, 2018. The Company may redeem for cash all or any portion of the Notes, at its option, on or after April 15, 2018 if the last reported sale price of the Company’s common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which the Company provides notice of redemption at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

The Company intends to apply to list the Notes on the NASDAQ Capital Market and expects trading to commence thereon within 30 days of the first original issue date of the Notes under the symbol “TAXIG.”

The Company expects to use the net proceeds from the offering to make loans and other investments in portfolio companies and for general corporate purposes, including repaying borrowings under its revolving credit facilities in the ordinary course of business and expanding its operations.

The securities described above are being offered by the Company pursuant to an effective shelf registration statement previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”) on February 23, 2016. A preliminary prospectus supplement and the accompanying prospectus, which is subject to change, will be filed with the SEC in connection with the offering, copies of which, when available, may be obtained from: (i) Keefe, Bruyette & Woods, Inc. by calling 1-800-966-1559, by mail at Keefe, Bruyette & Woods, Inc., Attention: Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019; and (ii) Sandler O’Neill & Partners, L.P. by calling 1-866-805-4128, or by email at syndicate@sandleroneill.com. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus supplement and accompanying prospectus contain a description of these matters and other important information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Medallion Financial Corp.

Medallion Financial Corp. is a specialty finance company that originates and services loans in various commercial industries, and its wholly-owned portfolio company, Medallion Bank, also originates and services consumer loans. The Company and its subsidiaries have lent approximately $7 billion to small businesses.

Forward-Looking Statements

This press release contains certain forward-looking statements, including statements with regard to the Company’s proposed securities offering and the anticipated use of the net proceeds of the offering. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions and no assurance can be given that the securities offering discussed above will be consummated on the anticipated terms or at all. Completion of the securities offering and the terms thereof are subject to numerous factors, many of which are beyond the control of the Company, including, without limitation, market conditions and failure of customary closing conditions. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.